                                                                 EXHIBIT 10.4.5


                    SECURITY AGREEMENT AND LOCKBOX AGREEMENT

         This SECURITY AGREEMENT AND LOCKBOX AGREEMENT DATED AS OF MAY 22, 2003 AMONG LODGIAN DENVER LLC, LODGIAN NORTH MIAMI LLC, LODGIAN COCONUT GROVE LLC, LODGIAN AUGUSTA LLC, LODGIAN FLORENCE LLC, LODGIAN FORT MITCHELL LLC, LODGIAN LAFAYETTE LLC, LODGIAN MERRIMACK LLC, LODGIAN HAMBURG LLC, LODGIAN SYRACUSE LLC, LODGIAN CINCINNATI LLC, LODGIAN TULSA LLC, LODGIAN JACKSON LLC, LODGIAN MEMPHIS LLC, LODGIAN COLCHESTER LLC, LODGIAN BRIDGEPORT LLC, LODGIAN FAIRMONT LLC, AND LODGIAN MORGANTOWN LLC, each a Delaware limited liability company, with an address at c/o Lodgian, Inc., 3445 Peachtree Road, N.E., Suite 700, Atlanta, Georgia 30326 ("Borrower"), LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation with an address at 399 Park Avenue, New York, New York 10022 ("Lender") and TRIMONT REAL ESTATE ADVISORS, INC. (f/k/a Hatfield Philips, Inc.), a Georgia corporation, whose address is Marquis Two Tower, Suite 2300, 285 Peachtree Center Avenue, Atlanta, Georgia 30303 ("Servicer").

                                  WITNESSETH:

         WHEREAS, Lender has this day made a loan to Borrower in the original principal amount of $80,000,000.00 (the "Loan");

         WHEREAS, the Loan is evidenced by a certain Consolidated, Amended and Restated Mortgage Note dated the date hereof from Borrower to Lender (as the same may be amended, restated, extended or modified, the "Note") and a certain Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may be amended, restated, extended or modified, the "Loan Agreement"; capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement), and is secured by, among other things, certain mortgage, deed of trust or deed to secure debt instruments each dated as of the date hereof from each of the entities comprising Borrower (as the same may be amended, restated, extended or modified, collectively, the "Mortgage"; the Note, the Loan Agreement, the Mortgage and all other documents executed by Borrower, entities comprising Borrower and/or Lodgian, Inc., in any capacity, in connection with the Loan, collectively, the "Loan Documents") creating a first lien on each of the properties described on Schedule A hereto (collectively, the "Premises");

         WHEREAS, as additional security for the Loan and for Borrower's obligations in respect of the Loan and the Premises, Lender has required that Borrower enter into certain continuing cash management arrangements with Servicer, pursuant to which all revenue and proceeds generated or otherwise received from the Premises shall be deposited by Borrower into an interest-bearing cash collateral account to be maintained in the name of Servicer, as Lender's agent, at such place as shall be designated by Servicer, which account shall be pledged and assigned to Lender as additional collateral for the

Loan, and from which account Servicer, as Lender's agent, shall approve any and all disbursements, in all events in accordance with the Loan Agreement (the "Lockbox");

         WHEREAS, as more particularly provided herein, Servicer shall make periodic withdrawals from the Lockbox, and shall disburse portions of the sums so withdrawn to one or more of the accounts specified in Section 5 hereof (the "Accounts"); and

         WHEREAS, Borrower, Lender and Servicer have agreed to memorialize their agreements regarding the Lockbox and the Accounts and Lender's rights and interests with respect thereto, as more particularly set forth herein.

         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars, the mutual premises herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower, Lender and Servicer agree as follows:

         1. THE BUDGET. Attached hereto as Exhibit A is a budget with respect to the income and expenses of the operation of each of the properties comprising the Premises for the current calendar year (the budget, and any approved revisions, replacements and substitutions thereof, and any future approved budgets for the Premises in accordance with the terms of the Loan Agreement for periods when any sums in respect of the Loan remain outstanding, (the "Budget").

         2. REPORTING REQUIREMENTS. Borrower and Servicer shall periodically share information concerning revenue and expenses such that, within 30 days after the end of each calendar month, an operating statement for the Premises may be produced by Borrower detailing all income and proceeds generated or otherwise received from or in respect of any portion of the Premises ("Gross Revenue"), and all expenses incurred in respect of the operation of the Premises and Borrower in and for the preceding calendar month including, without limitation, debt service payable in respect of the Loan ("Expenses"; the amount by which Gross Revenue for a particular calendar month exceeds Expenses for such calendar month, "Net Income"). Each monthly statement detailing Gross Revenue and Expenses shall also contain a calculation of Net Income for the calendar month, and shall be certified by a senior financial officer of each entity comprising Borrower (with respect to the Gross Revenue, Expenses and Net Income of such entity) as being true, correct and complete in all material respects. In the event of any inconsistencies between the reporting requirements of this Section and those contained in Section 19 of the Loan Agreement, Section 19 of the Loan Agreement shall govern.

         3. NOTICES TO CREDIT CARD ISSUERS AND TENANTS. (a) Simultaneously with the execution and delivery hereof, Borrower has executed and is delivering to Lender multiple counterparts of a letter to the tenants at the Premises in the form annexed hereto as Exhibit B (the "Tenant Letters") and a letter to credit card issuers in the form annexed hereto as Exhibit C (the "Credit Card Issuer Letters"), directing the tenants and credit card issuers to make payments due Borrower payable to the account and delivered to Servicer or its designee at the addresses set forth in the Tenant Letters and the Credit

Card Issuer Letters, as applicable.

         (b) Additionally, in all invoices and other correspondence from Borrower to tenants and credit card issuers with respect to remittances of amounts owed to Borrower, Borrower shall instruct the tenants at the Premises to mail all remittances to the address specified in the Tenant Letters and the credit card issuers to mail all remittances to the address specified in the Credit Card Issuer Letters, and Borrower shall take all further steps necessary or desirable, in Lender's reasonable opinion, to cause such tenants and credit card issuers to mail all remittances in accordance with the Tenant Letters and the Credit Card Issuer Letters, as applicable. Any remittances received by Borrower shall be mailed by Borrower, within two business days, to the address specified in the Tenant Letters or in the Credit Card Issuer Letters, as applicable. If at any time the location of the Lockbox or Servicer shall change, Borrower shall send out replacement instruction notices or amendments or supplements as Lender or Servicer shall request.

         (c) All tenants under leases or credit card issuers under agreements entered into after the date hereof shall be given a Tenant Letter or a Credit Card Issuer Letter, as applicable, contemporaneously with the execution of their leases or agreements, as applicable. The instructions to tenants at the Premises to pay all rent and other charges as specified in the Tenant Letters, and to the credit card issuers to remit payment as specified in the Credit Card Issuer Letter, shall be irrevocable, except by written direction of Lender.

         4. DEPOSITS OF GROSS REVENUE TO THE LOCKBOX. For so long as any sums in respect of the Loan remain outstanding, any Gross Revenue received by Borrower shall be deposited in the accounts maintained in the name of Servicer, as Lender's agent, in banks located in the respective vicinities of the properties comprising the Premises (the "Local Accounts") and thereafter transferred by Servicer for deposit into the Lockbox. Borrower, Lender and Servicer agree that there shall be a balance of $1,000.00 maintained in each of the Local Accounts for the term of the Loan, unless such amounts are otherwise required to satisfy Borrower's obligations under the Loan Documents.

         5. DISBURSEMENTS FROM THE LOCKBOX. (a) For so long as any sums in respect of the Loan remain outstanding, Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Lockbox, all funds held therein and all proceeds thereof for the purposes herein provided, until distributed in accordance with this Section. Subject to the occurrence and continuance of an Event of Default (as such term is defined in the Loan Agreement), on a weekly basis, or more frequently if dictated by specific circumstances, Servicer shall withdraw the entire balance of the Lockbox for same-day disbursement, in the following order of priority:

                           (i) first, to fund the Tax and Insurance Escrow Account in an amount required for the next succeeding calendar month;

                           (ii) next, the balance, if any, to fund the Operating Expense Account in an amount required for the next succeeding calendar month pursuant to the Budget (and any extraordinary expenses not otherwise contained in the Budget for which the prior written approval of Lender shall have been obtained, which approval shall not be unreasonably withheld); provided, that, first dollars funded into the Operating Expense Account shall be applied to the sublease obligations of Lodgian Colchester LLC, a Borrower, under the Lease Documents as such term is defined in that certain Amended and Restated Leasehold Mortgage, Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of the date hereof by Lodgian Colchester LLC for the benefit of Lender;

                           (iii) next, the balance, if any, to fund the Interest and Principal Amortization Account, for application first to interest and then to principal amortization obligations, in an amount required for the next succeeding calendar month;

                           (iv) next, the balance, if any, to reimburse Lender for reasonable costs and expenses in servicing the Loan (including, without limitation, servicing fees);

                           (v) next, the balance, if any, to reimburse Lender for any unpaid reasonable costs and expenses incurred by Lender on Borrower's behalf or in the enforcement of Lender's rights hereunder with respect to any of which Lender shall advise Borrower no later than ten days prior to the last business day of any given month (and, to the extent any such notice is given after such day, such amount shall be payable in the following month);

                           (vi) next, the balance, if any, to fund the Replacement Reserve Account in an amount required for the next succeeding calendar month;

                           (vii) next, the balance, if any, to fund the Capital Reserve;

                           (viii) next, the balance, if any, to fund the Debt Service Reserve;

                           (ix) next, 75% of the balance, if any, to reduce the Additional Interest and 25% of such balance, to Borrower, to be used by Borrower for any purpose; and

                           (x) lastly, 75% of the remaining balance, if any, to
                  reduce the outstanding principal balance of the Loan and 25% of such remaining balance to Borrower, to be used by Borrower for any purpose.

         (b) Additionally, once weekly to the extent that funds are available in excess of amounts necessary to fund the Tax and Insurance Escrow Account or otherwise in accordance with this Agreement and the Loan Agreement, Servicer shall withdraw funds from the Lockbox Account for same-day disbursement to satisfy Borrower's obligations under the Loan Agreement to fund the Operating Expense Account in accordance with the Budget to the extent that such account requires replenishment in accordance with the Budget. Anything herein to the contrary notwithstanding, if funds on deposit in the

Lockbox Account are insufficient to fully fund: (i) the Interest and Principal Amortization Account, when payments of interest and principal amortization are due under the Note and Loan Agreement, Servicer shall disburse funds from the Debt Service Reserve to fund such Account to the extent of such shortfall or
(ii) the Tax and Insurance Escrow Account, the Operating Expense Account to pay operating expenses in accordance with the Budget or as otherwise agreed to by Lender pursuant to the Loan Documents, and/or the Replacement Reserve Account, Servicer shall disburse funds from the Capital Reserve to fund such Account to the extent of such shortfall. In addition, in any month, Borrower may request an additional disbursement of funds from the Lockbox Account to fund the Operating Expense Account for unanticipated increases in operating expenses, which request shall be accompanied by supporting documentation reasonably required by Lender and which disbursement shall be subject to Lender's prior approval not to be unreasonably withheld, delayed or conditioned.

         6. USE OF FUNDS IN TAX AND INSURANCE ESCROW ACCOUNT. For so long as any sums remain outstanding in respect of the Loan, Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Tax and Insurance Escrow Account, all funds held therein and all proceeds thereof, for the sole purposes of: (a) paying, as and when due, the Taxes, Other Charges and Insurance Premiums; and (b) further securing Borrower's obligations under and in respect of the Loan. Borrower hereby authorizes and directs Servicer to remit payment from the Tax and Insurance Escrow Account, in respect of Taxes and Other Charges, as and when due and payable, and otherwise in accordance with the Loan Agreement and the Budget. Servicer shall reimburse Borrower from the Tax and Insurance Escrow Account for Insurance Premiums within 5 business days following Servicer's receipt of a copy of the invoice for such Insurance Premiums and the check issued by or on behalf of Borrower in payment thereof.

         7. USE OF FUNDS IN INTEREST AND PRINCIPAL AMORTIZATION ACCOUNT. For so long as any sums remain outstanding in respect of the Loan, Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Interest and Principal Amortization Account, all funds held therein and all proceeds thereof for the sole purposes of: (a) making regular and periodic monthly interest payments on the outstanding principal balance of the Loan; and
(b) of further securing Borrower's obligations under and in respect of the Loan. Borrower hereby authorizes and directs Servicer to remit payment from the Interest and Principal Amortization Account, in respect of principal and interest due under the Note, as and when due and payable, and otherwise in accordance with the Loan Documents.

         8. USE OF FUNDS IN CAPITAL RESERVE. For so long as any sums remain outstanding in respect of the Loan, Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Capital Reserve, all funds held therein and all proceeds thereof for the sole purposes of: (a) making payments due under Section 5(a)(i), (ii) and (vi) hereof (and the corresponding provisions of the Loan Agreement) from time to time to the extent funds derived from the operation of the Mortgaged Property are insufficient therefor; and (b) of further securing Borrower's obligations under and in respect of the Loan. Borrower hereby authorizes and directs Servicer to remit payment from the Capital Reserve, in respect of payments to be made under Section 5(a)(i), (ii) and (vi), as and when due and payable, and otherwise in accordance with the Loan Documents.

         9. USE OF FUNDS IN DEBT SERVICE RESERVE. For so long as any sums remain outstanding in respect of the Loan, Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Debt Service Reserve, all funds held therein and all proceeds thereof for the sole purposes of: (a) making payments due under Section 5(a)(iii) and (iv) hereof (and the corresponding provisions of the Loan Agreement) from time to time to the extent funds derived from the operation of the Mortgaged Property are insufficient therefor; and (b) of further securing Borrower's obligations under and in respect of the Loan. Borrower hereby authorizes and directs Servicer to remit payment from the Debt Service Reserve, in respect of principal and interest due under the Note, as and when due and payable, and otherwise in accordance with the Loan Documents.

         10. USE OF FUNDS IN OPERATING EXPENSE ACCOUNT. Borrower shall have sole and exclusive dominion and control over the Operating Expense Account, all funds held therein and all proceeds thereof for the sole purpose of paying, or causing to be paid, Expenses as and when due and payable, and otherwise in accordance with the Loan Agreement and the Budget.

         11. USE OF FUNDS IN REPAIR ESCROW ACCOUNT. For so long as any sums remain outstanding in respect of the Loan, Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Repair Escrow Account, all funds held therein and all proceeds thereof, for the sole purposes: (a) set forth in the Loan Agreement and the Repair Escrow Agreement; and (b) of further securing Borrower's obligations under and in respect of the Loan.

         12. USE OF FUNDS IN REPLACEMENT RESERVE ACCOUNT. For so long as any sums remain outstanding in respect of the Loan, Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Replacement Reserve Account, all funds held therein and all proceeds thereof, for the sole purposes: (a) set forth in the Loan Agreement and the Replacement Reserve Agreement; and (b) of further securing Borrower's obligations under and in respect of the Loan.

         13. SECURITY INTEREST. Borrower hereby pledges, assigns and grants to Lender a lien and security interest in and to all of its right, title and interest in and to all funds held in the Lockbox and the Accounts from time to time and all proceeds thereof. Borrower agrees to execute and deliver on demand any and all documentation requested by Lender to further evidence or perfect such assignment. Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, with full power of substitution and transfer, to execute and deliver any and all such documentation. The power of attorney hereby granted shall be coupled with an interest and irrevocable. This Agreement shall constitute a Security Agreement under the Uniform Commercial Code as enacted in the State of New York.

         14. REMEDIES NOT EXCLUSIVE. The rights and remedies herein conferred upon or reserved to Lender are not intended to be exclusive of any other right or remedy which Lender may be entitled to exercise against Borrower, and each and every such right and remedy shall be cumulative, and shall be in addition to every other right or remedy now or hereafter existing under the Loan Documents, at law or in equity. No delay or omission of Lender to exercise any right or power it may have shall impair such right or power, or shall be construed to be a waiver of such right or power. The resort to any remedy hereunder shall not prevent the concurrent or subsequent exercise of any other appropriate remedy Lender may have.

         15. POWER OF ATTORNEY. Borrower hereby irrevocably constitutes and appoints Servicer, as Lender's agent, as its attorney-in-fact, with full power of substitution and transfer, to demand and receive any and all proceeds of the Lockbox and the Accounts. The power of attorney hereby granted shall be coupled with an interest and irrevocable.

         16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard for conflicts of laws principles or otherwise.

         17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties' respective successors and assigns.

         18. AMENDMENTS IN WRITING. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         19. TERMINATION. This Agreement shall terminate and be of no further force or effect upon the payment in full of all sums due under the Note. Upon termination of this Agreement, Lender shall, upon Borrower's request, execute revocations of the Tenant Letters and the Credit Card Issuer Letters.

         20. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THE MORTGAGE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND BORROWER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

         21. JOINT AND SEVERAL LIABILITY. The liability for Borrower's obligations hereunder shall be and constitute the joint and several liability of the constituent parties comprising Borrower, without regard to whether or not any particular unfulfilled obligations relate exclusively to any one property or several properties of the Premises. Any references herein to "Borrower" shall be deemed to refer to all of the constituent parties comprising Borrower, jointly and severally, or to such of the constituent parties as the context may require when referring to one or more properties of the Premises.

         22. LIMITATION ON RECOURSE. Anything herein to the contrary notwithstanding, Lender's recourse upon the occurrence of a default which continues beyond applicable notice and cure periods, if any, is limited pursuant to the express provisions of the Note, as though such provisions were set forth in their entirety herein.

         23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each such duplicate original shall be deemed to be an original.

         IN WITNESS WHEREOF, Borrower, Lender and Servicer have executed this Agreement as of the day and year first above written.


                                    LODGIAN DENVER LLC
                                    LODGIAN NORTH MIAMI LLC

                                    LODGIAN COCONUT GROVE LLC
                                    LODGIAN AUGUSTA LLC
                                    LODGIAN FLORENCE LLC
                                    LODGIAN FORT MITCHELL LLC
                                    LODGIAN LAFAYETTE LLC
                                    LODGIAN MERRIMACK LLC
                                    LODGIAN HAMBURG LLC
                                    LODGIAN SYRACUSE LLC
                                    LODGIAN CINCINNATI LLC
                                    LODGIAN TULSA LLC
                                    LODGIAN JACKSON LLC
                                    LODGIAN MEMPHIS LLC
                                    LODGIAN COLCHESTER LLC
                                    LODGIAN BRIDGEPORT LLC
                                    LODGIAN FAIRMONT LLC
                                    LODGIAN MORGANTOWN LLC


                                    By: /s/ Daniel E. Ellis
                                        ---------------------------------------
                                        Name: Daniel E. Ellis
                                        Authorized Signatory/Vice President
                                        and Secretary


                                    LEHMAN BROTHERS HOLDINGS INC.


                                    By: /s/ Joseph J. Flannery
                                        ---------------------------------------
                                        Name: Joseph J. Flannery
                                        Authorized Signatory


                                    TRIMONT REAL ESTATE ADVISORS, INC.


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE A

                                 The Properties


Marriott Hotel - 238                  Courtyard - 90                     Fairfield Inn - 105
#0707 D1A                             #1515 LAF                          #4205 JTN
16455 East 40th Circle                214 E. Kaliste Saloom Rd.          535 Wiley Parker Rd.
Aurora, CO 80011                      Lafavette, LA 70508                Jackson, TN 38305

Mayfair House - 179                   Fairfield Inn- 116                 Holiday Inn Sycamore - 173
#1178 MAY                             #2828 MMK                          #4242 MH1
3000 Florida Ave.                     4 Amherst Rd                       6101 Shelby Oaks Dr.
Miami, FL 33131                       Merrimack, NH 03054                Memphis, TN 38134

Holiday Inn N. Miami - 98             Holiday Inn- 130                   Fairfield Inn - 117
#1183 MHJ                             #3398 HAM                          #4545 BVT
12210 Biscayne Blvd.                  5440 Camp Rd.                      84 South Park Drive
Miami, FL 33181                       Hamburg, NY 14075                  Colchester, VT 05446

Fairfield Inn - 117                   Holiday Inn - 152                  Holiday Inn - 159
#1265 AUG                             #3348 SYR                          #4899 CWV
201 Boy Scout Rd.                     100 Farrell Rd.                    100 LodgeviIle Rd.
Augusta, GA 30909                     Syracuse, NY 13209                 Clarksburg, WV 26330

Holiday Inn - 105                     Holiday Inn Downtown - 243         Holiday Inn - 106
#2050 FHI                             #3535 CND                          #4800 FWV
8050 Holiday Place                    800 West 8th St.                   1-79 and Old Grafton Rd.
Florence, KY 41042                    Cincinnati, OH 45203               Fairmont, WV 26554

Holiday Inn - 214                     Courtyard - 122                    Holiday Inn - 147
#2020 CNS                             #3636 TUL                          #4848 MWV
2100 Dixie Hwy                        3340 South 79th East Ave.          1400 Saratoga Ave.
Ft. Mitchell, KY 41011                Tulsa, OK 74145                    Morgantown, WV 26505

                                   EXHIBIT A

                                     Budget

                                   EXHIBIT B

                             Form of Tenant Letter


                             [___________________]
                             [___________________]
                             [___________________]


                                 May [_], 2003


[___________________]

Dear Tenant:

         To facilitate the processing of income and expenses, you are hereby directed to remit all payments, as and when they become due under your lease, to the following address:

                             [___________________]
                             [___________________]
                             [___________________]

         Payment of rent in accordance with this letter shall constitute payment as required under your lease. To ensure proper credit, checks should be made payable to:

                    ---------------------------------------

         All payments should be mailed to the address stated above, on or before the due dates provided in your lease. This payment direction is irrevocable except by notice from the payee named above.


                                    Very truly yours,


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT C

                       Form of Credit Card Issuer Letter


                             [___________________]
                             [___________________]
                             [___________________]


                                 May [_], 2003


[___________________]

Dear ________________:

         To facilitate the processing of revenues and expenses, you are hereby directed to remit all payments, as and when they become due, to the following address:

                               -----------------

                               -----------------

                               -----------------

                               -----------------


         Payments in accordance with this letter shall constitute payment as required under your credit card remittance arrangements with [Borrower]. To ensure proper credit, payment should be made payable to ______________________________, and should be mailed to the address stated above, on or before the due dates. This payment direction is irrevocable except by notice from the payee named above.


                                    Very truly yours,


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title: